As filed with the Securities and Exchange Commission on May 1, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

THE NEW GERMANY FUND, INC.
(Exact name of registrant as specified in its charter)

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Maryland (State or other Jurisdiction of incorporation)	811-05983 (IRS Employer File Number)	13-3555471 (Commission Identification No.)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 295-1000

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On May 1, 2015, the Board of Directors of the Registrant approved Amended and Restated Bylaws of the Registrant, effective on the same date.  The Amended and Restated Bylaws are filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit
Number               Description
99.1                     Registrant’s Amended and Restated Bylaws as of May 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2015                                                                          The New Germany Fund, Inc.

/s/John Millette
Name: John Millette
Title: Secretary

EXHIBIT INDEX

Exhibit
Number               Description

99.1                      Registrant’s Amended and Restated Bylaws as of May 1, 2015